UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2006

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Non-Employee Directors Compensation

On August 17, 2006, the Board of Directors of the Registrant approved the following changes to the cash compensation of the non-employee members of the Board of Directors effective as of October 1, 2006:

1.	Increase the annual retainer for the Audit Committee Chair from $82,500 to $95,000;

2.	Increase the annual retainer for all Committee Chairs other than the Chair of the Audit Committee from $72,500 to $85,000; and

3.	Increase the annual retainer for non-Chair Committee members from $67,500 to $80,000.

A summary of the compensation of the non-employee members of the Board of Directors is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Restricted Stock Awards to Non-Employee Directors

On August 16, 2006, the Human Resources and Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Corporation authorized, pursuant to the Corporation’s 2004 Non-Employee Directors’ Stock Incentive Plan, a grant of 1,125 shares of restricted stock to each of its non-employee directors. The restricted stock will be issued on October 1, 2006 subject to the terms and conditions set forth in the form of grant letter attached hereto as Exhibit 10.2 and incorporated herein by reference.

Stock Option Awards with Tandem Stock Appreciation Rights to Executive Officers

On August 16, 2006, the Compensation Committee, pursuant to the Corporation’s 2003 Stock Incentive Plan, as amended and restated, authorized a grant of stock options with tandem stock appreciation rights to each of its executive officers, including the named executive officers listed below:

Named Executive Officer	Number of Shares Underlying Stock Options with Tandem SARs
Donald E. Washkewicz	104,500
Nickolas W. Vande Steeg	43,500
John D. Myslenski	34,500
Timothy K. Pistell	26,700
Robert P. Barker	18,150

The stock options with tandem stock appreciation rights were granted using the form of grant letter attached hereto as Exhibit 10.3 and incorporated herein by reference.

Target Incentive Bonus Awards

On August 16, 2006, the Compensation Committee approved a target incentive bonus award, an annual cash incentive based on the Corporation’s free cash flow margin for fiscal year 2007, to Robert P. Barker, one of the Corporation’s named executive officers, and certain other executive officers. Mr. Barker’s target bonus is $85,000. The target bonus was granted using the form of award letter attached hereto as Exhibit 10.4 and incorporated herein by reference.

Bonus Awards Under the Corporation’s Performance Bonus Plan

On August 16, 2006, the Compensation Committee, approved the following annual and long-term bonus awards pursuant to the Corporation’s Performance Bonus Plan which is incorporated herein by reference:

Target Bonus Awards to Named Executive Officers

A 2007 target bonus award, an annual cash incentive based on the Corporation’s free cash flow margin for fiscal year 2007, was awarded to the named executive officers listed below:

Named Executive Officer	Target Bonus Award
Donald E. Washkewicz	$600,000
Nickolas W. Vande Steeg	$310,000
John D. Myslenski	$205,000
Timothy K. Pistell	$175,000

These target bonus awards were granted pursuant to the form of award letter attached hereto as Exhibit 10.5 and incorporated herein by reference.

Long-Term Incentive (“LTI”) Awards to Executive Officers

A target 2006-07-08 LTI award was awarded to each of the executive officers, including the named executive officers listed below:

Named Executive Officer	Number of Target Shares Awarded
Donald E. Washkewicz	38,750
Nickolas W. Vande Steeg	14,275
John D. Myslenski	11,425
Timothy K. Pistell	8,650
Robert B. Barker	5,800

These target LTI awards are based on the Corporation’s revenue growth, earnings per share growth and return on invested capital during the three-year performance period as compared to the results of its peers for each of the foregoing performance measures. These awards were granted pursuant to the form of award letter attached hereto as Exhibit 10.6 and incorporated herein by reference.

Return on Net Asset (“RONA”) Bonus Awards to Named Executive Officers

A RONA bonus award, an annual cash incentive based on the Corporation’s fiscal year 2007 return on net assets, to the four named executive officers listed below:

Named Executive Officer	Number of RONA Shares
Donald E. Washkewicz	22
Nickolas W. Vande Steeg	16
John D. Myslenski	14
Timothy K. Pistell	14

These RONA awards were granted pursuant to the form of award letter attached hereto as Exhibit 10.7 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Summary of the Compensation of the Non-Employee Members of the Board of Directors.

10.2	Form of Grant Letter for Restricted Stock for Non-Employee Directors.

10.3	Form of Grant Letter for Stock Options with Tandem Stock Appreciation Rights for Executive Officers.

10.4	Form of 2007 Target Incentive Bonus Award Letter.

10.5	Form of 2007 Target Incentive Bonus Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan.

10.6	Form of 2007-08-09 Long Term Incentive Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan.

10.7	Form of RONA Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan.

10.8	Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit A to the Corporation’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 26, 2005 (Commission File No. 1-4982).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Thomas A. Piraino, Jr.
Thomas A. Piraino, Jr.
Vice President and Secretary

Date: August 22, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Summary of the Compensation of the Non-Employee Members of the Board of Directors.

10.2	Form of Grant Letter for Restricted Stock for Non-Employee Directors.

10.3	Form of Grant Letter for Stock Options with Tandem Stock Appreciation Rights for Executive Officers.

10.4	Form of 2007 Target Incentive Bonus Award Letter.

10.5	Form of 2007 Target Incentive Bonus Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan.

10.6	Form of 2007-08-09 Long Term Incentive Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan.

10.7	Form of RONA Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan.

10.8	Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit A to the Corporation’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 26, 2005 (Commission File No. 1-4982).